SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

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Vintage Wine Estates, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard, Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (877) 289-9463

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The NASDAQ Stock Market LLC
Warrants to purchase common stock	VWEWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting on November 22, 2022. Of the 61,691,054 shares of common stock, no par value per share (“common stock”), outstanding and entitled to vote at the Annual Meeting, 54,691,772 shares of common stock, or 88.7%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1: Stockholders elected the nine director nominees named in the Proxy Statement, each for a term expiring at the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified (or until any such director’s earlier death, resignation or removal).

Director Nominee	For	Withheld	Broker Non-Votes (1)
Patrick Roney	51,028,817	204,616	3,458,339
Paul S. Walsh	50,338,221	895,212	3,458,339
Robert L. Berner III	50,388,267	845,166	3,458,339
Mark W.B. Harms	51,039,677	193,756	3,458,339
Candice Koederitz	51,061,676	171,757	3,458,339
Jon Moramarco	51,052,795	180,638	3,458,339
Timothy D. Proctor	50,933,499	299,934	3,458,339
Lisa M. Schnorr	51,064,464	168,969	3,458,339
Jonathan Sebastiani	47,355,926	3,877,507	3,458,339

(1) Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

Proposal 2: The proposal to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 was approved.

For	Against	Abstentions
54,247,948	359,033	84,791

There were no broker non-votes with respect to the ratification of the appointment of Cherry Bekaert LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.
(Registrant)

Date:	November 22, 2022	/s/ Patrick Roney
Patrick Roney
Chief Executive Officer